     As filed with the Securities and Exchange Commission on April 5, 2004
                                                        Registration No. 2-86084


                                                                       811-03830

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                     Post-Effective Amendment No. 24                    [ X ]


                                       and


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 21                        [ X ]
                         NYLIAC MFA SEPARATE ACCOUNT-II
                           (Exact Name of Registrant)


                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                            Richard P. Bowman, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)
                                    Copy to:


Richard Choi, Esq.                           Sheila K. Davidson, Esq.
Foley & Lardner                              Senior Vice President
3000 K Street, N.W.                          and General Counsel
Suite 500                                    New York Life Insurance Company
Washington, D.C.  20007-5109                 51 Madison Avenue
                                             New York, New York 10010


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)


[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]      on May 1, 2004 pursuant to paragraph (b) of Rule 485.
[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]      on             pursuant to paragraph (a)(1) of Rule 485.
            -----------


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in a separate account under variable annuity contracts.

                          PROSPECTUS DATED MAY 1, 2004


                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                    FOR THE

                                FACILITATOR(R)*

                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   ISSUED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policies primarily to assist individuals with their long-term retirement planning needs.

     This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, we will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.

     Prior to the date your income payments begin, you may direct that purchase payments accumulate on a variable, fixed, or a combination variable and fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a variable, fixed, or a combination variable and fixed basis. For a policy that is not issued in connection with an employee retirement plan for special federal income tax treatment, you may receive income payments on a fixed basis, and on a variable or a combination variable and fixed basis subject to state filing and review. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.


     Both separate accounts invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"). The Fund offers three separate portfolios available for investment under your policy: the MainStay VP Common Stock-Initial Class Portfolio, the MainStay VP Bond-Initial Class Portfolio, and the MainStay VP Cash Management Portfolio (the "Eligible Portfolios" or the "Portfolios"). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy's value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.



     You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. We have listed the phone numbers for our Service Centers on page 10 of this prospectus.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    *FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS
                       NOT MEANT TO CONNOTE PERFORMANCE.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
DEFINITIONS............................    3
POLICY OWNER AND FUND EXPENSES.........    4
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR..........................    6
HOW DO I CONTACT NYLIAC?...............   10
FINANCIAL STATEMENTS...................   11
CONDENSED FINANCIAL INFORMATION........   12
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNTS.............................   16
  New York Life Insurance and Annuity
     Corporation.......................   16
  The Separate Accounts................   16
  The Portfolios.......................   16
  Additions, Deletions, or
     Substitutions of Investments......   17
  Reinvestment.........................   17
THE POLICIES...........................   17
  Purpose of Policies..................   17
  Purchase Payments....................   18
  Payments Returned for Insufficient
     Funds.............................   18
  Total Disability Benefit Rider.......   18
  Transfers............................   18
     (a) Limits on Transfers...........   19
  Accumulation Period..................   19
     (a) Crediting of Purchase
            Payments...................   19
     (b) Valuation of Accumulation
            Units......................   20
  Policy Owner Inquiries...............   20
CHARGES AND DEDUCTIONS.................   20
  Surrender Charges....................   20
  Exceptions to Surrender Charges......   21
  Other Charges........................   21
     (a) Mortality and Expense Risk
            Charges....................   21
     (b) Administration Fee............   21
     (c) Policy Service Charge.........   22
     (d) Fund Charges..................   22
  Taxes................................   22



                                         PAGE
                                         ----
DISTRIBUTIONS UNDER THE POLICY.........   22
  Surrenders and Withdrawals...........   22
     (a) Surrenders....................   23
     (b) Partial Withdrawals...........   23
     (c) Periodic Partial
         Withdrawals...................   23
     (d) Hardship Withdrawals..........   23
  Cancellations........................   23
  Retirement Date......................   23
  Death Before Retirement Date.........   24
  Income Payments......................   24
     (a) Election of Income Payment
            Options....................   24
     (b) Fixed Income Payments.........   25
     (c) Other Methods of Payment......   25
     (d) Proof of Survivorship.........   25
  Delay of Payments....................   26
  Designation of Beneficiary...........   26
  Restrictions Under the Texas Optional
     Retirement Program................   26
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   26
THE FIXED ACCOUNT......................   27
     (a) Interest Crediting............   27
     (b) Surrender Charges.............   27
     (c) Transfers to Investment
            Divisions..................   27
     (d) General Matters...............   28
FEDERAL TAX MATTERS....................   28
  Introduction.........................   28
  Taxation of Annuities in General.....   28
  Qualified Policies...................   29
     (a) Section 403(b) Plans..........   30
     (b) Individual Retirement
            Annuities..................   30
     (c) Roth Individual Retirement
            Annuities..................   30
     (d) Deferred Compensation Plans...   30
DISTRIBUTOR OF THE POLICIES............   30
VOTING RIGHTS..........................   30
STATEMENT OF ADDITIONAL INFORMATION....   31

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

ANNUITANT--A person whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, we pay benefits under the policy.

ANNUITY UNIT--An accounting unit we use to calculate Variable Income Payments.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.


BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.


FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

INCOME PAYMENTS--Periodic payments NYLIAC makes to the Payee.

INVESTMENT DIVISION ("DIVISION")--The variable investment options available with your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.


NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.


PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when we issue your policy, from which subsequent Policy Years, months and anniversaries are measured.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which we receive and credit a purchase payment under the policy.

QUALIFIED POLICIES--Policies issued under plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT(S)--NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts we established to receive and invest purchase payments under the policies.

VARIABLE INCOME PAYMENTS--Income Payments that have no predetermined or guaranteed dollar amount.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                           FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)


                                                               MAINSTAY VP
                                                                 COMMON           MAINSTAY VP       MAINSTAY VP
                                                                 STOCK-              BOND-             CASH
                                                              INITIAL CLASS      INITIAL CLASS      MANAGEMENT
                                                              -------------      -------------      -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...........................         7%                 7%                7%
  Annual Policy Service Charge..............................  Lesser of $30 Per Policy
                                                              or 1% of the Policy's Value.



SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................     1.25%             1.25%           1.25%
     Administration Fees....................................     0.50%             0.50%           0.50%
     Total Separate Account Annual Expenses.................     1.75%             1.75%           1.75%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended December 31, 2003)
     Advisory Fees..........................................     0.25%             0.25%           0.25%
     Administration Fees....................................     0.20%             0.20%           0.20%
     Other Expenses.........................................     0.07%             0.09%           0.10%
     Total Fund Annual Expenses.............................     0.52%             0.54%           0.55%


------------

(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges")


EXAMPLES


     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 20 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.



     A policy owner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:


        1. If you surrender your policy at the end of the stated time period:


                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
           MainStay VP Common Stock-Initial Class....................  $1,047   $1,758    $2,384     $3,731
           MainStay VP Bond-Initial Class............................  $1,049   $1,763    $2,393     $3,749
           MainStay VP Cash Management...............................  $1,050   $1,766    $2,398     $3,758


        2. If you do not surrender or annuitize your policy:


                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
           MainStay VP Common Stock-Initial Class....................  $  335   $1,023    $1,733     $3,613
           MainStay VP Bond-Initial Class............................  $  337   $1,029    $1,743     $3,632
           MainStay VP Cash Management...............................  $  338   $1,032    $1,748     $3,641


YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                            SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)


                                                               MAINSTAY VP      MAINSTAY VP    MAINSTAY VP
                                                              GROWTH EQUITY-       BOND-          CASH
                                                              INITIAL CLASS    INITIAL CLASS   MANAGEMENT
                                                              --------------   -------------   -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn).....................         7%               7%             7%



SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................      1.25%           1.25%        1.25%
     Total Separate Account Annual Expenses.................      1.25%           1.25%        1.25%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended
     December 31, 2003)
     Advisory Fees..........................................      0.25%           0.25%        0.25%
     Administration Fees....................................      0.20%           0.20%        0.20%
     Other Expenses.........................................      0.07%           0.09%        0.10%
     Total Fund Annual Expenses.............................      0.52%           0.54%        0.55%


------------

(a) The sales load is based on the length of the time each purchase payment is in the policy before it is withdrawn. The sales load percentage declines from 7% during the first Policy Year that a purchase payment is in the policy to 1% in the seventh Policy Year. There are a number of exceptions to the surrender charges, including, that there is no surrender charge if the amount withdrawn in any Policy Year is 10% or less of the policy's value at the beginning of that Policy Year. (See "Exceptions to Surrender Charges")



     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 20 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


EXAMPLES


     A policy owner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:


     1. If you surrender your policy at the end of the applicable time period:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           MainStay VP Common Stock-Initial Class......................   $904    $1,111    $1,318     $2,098
           MainStay VP Bond-Initial Class..............................   $906    $1,117    $1,328     $2,119
           MainStay VP Cash Management.................................   $907    $1,120    $1,333     $2,130


     2. If you do not surrender or annuitize your policy:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           MainStay VP Common Stock-Initial Class......................   $181    $  562    $  967     $2,098
           MainStay VP Bond-Initial Class..............................   $183    $  568    $  977     $2,119
           MainStay VP Cash Management.................................   $185    $  571    $  983     $2,130


YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

     1. WHAT IS THE FACILITATOR?


     Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See "The Policies"). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy's value will fluctuate according to the performance of the Investment Divisions selected.


     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?


     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, we refer to annuity payments which remain the same throughout the payment period as "Fixed Income Payments" and annuity payments which vary as "Variable Income Payments." When you are scheduled to receive Variable Income Payments, we will use the policy's value to purchase Annuity Units in the Common Stock Investment Division. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the performance of that Common Stock Investment Division. Fixed Income Payments will always be the same specified amount. (See "Income Payments".)


     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     You can allocate your purchase payments to one or more of the following Allocation Alternatives:

          (a) Separate Accounts

             Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

             The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:


                                                                             CORRESPONDING
                      INVESTMENT DIVISION                                  ELIGIBLE PORTFOLIO
                      -------------------                    ----------------------------------------------
        MainStay VP Common Stock Division-Initial Class      MainStay VP Growth Equity Portfolio-Initial
                                                             Class
        MainStay VP Bond Division-Initial Class              MainStay VP Bond Portfolio-Initial Class
        MainStay VP Cash Management                          MainStay VP Cash Management Portfolio


             When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund. For Non-Qualified Policies, the Common Stock Investment Division is not available in New York.

          (b) Fixed Account


             Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account")


     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?


     You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See "Transfers")



     You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See "The Fixed Account")

     5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?


     The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See "Other Charges")


     For single premium policies, there is no annual charge for policy services or daily charges for administrative services.


     For flexible premium policies, we will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy's value at the end of the Policy Year. In addition, we will deduct a daily charge for administrative services equal to .50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See "Other Charges")


     We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, we keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                               SURRENDER CHARGE
-------------------------------                               ----------------
1 ..........................................................         7%
2 ..........................................................         6%
3 ..........................................................         5%
4 ..........................................................         4%
5 ..........................................................         3%
6 ..........................................................         2%
7 ..........................................................         1%
8 and later.................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                   SURRENDER CHARGE
-----------                                                   ----------------
1-4 ........................................................         7%
5 ..........................................................         6%
6 ..........................................................         5%
7 ..........................................................         4%
8 ..........................................................         3%
9 ..........................................................         2%
10 .........................................................         1%
11 and later................................................         0%


(See "Surrender Charges" at page 20 and "Exceptions to Surrender Charges")



     Charges will also be deducted for options such as the Total Disability Benefit Rider.


     Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)


     In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     You can make additional purchase payments under a Non-Qualified or Qualified single premium policy of at least $2,000. We may limit additional purchase payments to four in any one Policy Year.

     For a flexible premium policy, you can make purchase payments of at least $40 each at any time. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments we accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

     Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

     7. HOW ARE PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?


     When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.


     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     If we do not receive a purchase payment for a period of two years and both
(a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, we reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if we do not receive a purchase payment from you before the end of that 90-day period. If we terminate your policy, we will pay you the policy's value in one lump sum.

     9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE MY INCOME PAYMENTS ARE SCHEDULED TO BEGIN?


     You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters")


     10. HOW WILL INCOME PAYMENTS BE MADE?

     Income Payments under Qualified Policies can be either variable, fixed, or a combination of both. Income Payments under Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review, on a variable basis or a combination of both. In either case, you select the type of payments.


     Fixed Income Payments will always be in the same specified amount. The amount of Variable Income Payments will increase or decrease according to the performance of the MainStay VP Common Stock-Initial Class Investment Division. (See "Income Payments")


     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?


     If you have a Total Disability Benefit rider included in your flexible premium policy, we will credit benefit amounts as purchase payments to your policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider")

     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE INCOME PAYMENTS BEGIN?

     If the Annuitant dies before Income Payments begin, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.


     However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement Date" and "Federal Tax Matters")


     13. WHAT HAPPENS IF I DIE BEFORE INCOME PAYMENTS BEGIN?

     In the event you die before Income Payment begins, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.


     If you are not the Annuitant but your spouse is the Beneficiary, or if your spouse or the Annuitant's spouse is the Beneficiary and Contingent Annuitant, we can pay the proceeds to the surviving spouse on your death prior to the date Income Payments are scheduled to begin. The surviving spouse can also choose to continue as the new policy owner. (See "Death Before Retirement Date" and "Federal Tax Matters")


     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?


     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See "Voting Rights")


     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS CALCULATED?


     We may advertise yields and total returns for the Investment Divisions. In addition, we may advertise the effective yield of the MainStay VP Cash Management Investment Divisions. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.



     YIELDS. The yield of the MainStay VP Cash Management Investment Divisions refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, we assume the income earned by an investment in the MainStay VP cash management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



     The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in the MainStay VP Bond-Initial Class Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.


     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.


     We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     17. HOW DO I CONTACT NYLIAC?


     For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via www.newyorklife.com/vsc or the Interactive Voice Response system using the toll-free number listed for each applicable Service Center.



     SERVICE CENTER                     ADDRESS                PHONE NUMBER
     --------------                     -------                ------------
Cleveland Service Center   Regular Mail                       (800) 695-9873
                           New York Life
                           Cleveland Service Center
                           PO Box 6916
                           Cleveland, OH 44101-1916
                           Attn: Annuity Service Team
                           Overnight Mail
                           New York Life
                           Cleveland Service Center
                           14600 Detroit Avenue, Suite 1000
                           Lakewood, OH 44107
                           Attn: Annuity Service Team

Dallas Service Center      Regular Mail                       (800) 695-1314
                           New York Life
                           Dallas Service Center
                           PO Box 539
                           Dallas, TX 75221-0539
                           Attn: Annuity Service Team
                           Overnight Mail
                           New York Life
                           Dallas Service Center
                           Two Energy Square
                           4849 Greenville Avenue, Suite 700
                           Dallas, TX 75206
                           Attn: Annuity Service Team



Faxed requests are not acceptable and will not be honored at any time.

                              FINANCIAL STATEMENTS



     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

                        CONDENSED FINANCIAL INFORMATION

NYLIAC MFA SEPARATE ACCOUNT I


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1 except where indicated.



                                                               JANUARY 1, 1993 TO DECEMBER 31, 1993
                                               ---------------------------------------------------------------------
                                                    MAINSTAY VP
                                               COMMON STOCK-INITIAL         MAINSTAY VP             MAINSTAY VP
                                                       CLASS            BOND-INITIAL CLASS        CASH MANAGEMENT
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/93.........     $22.90      $21.90      $23.19      $22.17      $17.07      $16.32
Accumulation Unit value as of 12/31/93.......     $25.73      $24.48      $25.51      $24.26      $17.36      $16.51
Number of units outstanding as of 12/31/93...  2,913,244   5,373,561   2,166,420   3,200,206     684,440     828,045



                                                                  JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........      $25.73         $24.48        $25.51      $24.26      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......      $25.72         $24.34        $24.34      $23.03      $17.81      $16.85
Number of units outstanding as of 12/31/94...   2,852,828      5,351,888     1,851,148   2,989,443     489,793     691,078
                                                                  JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........      $25.72         $24.34        $24.34      $23.03      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......      $32.81         $30.90        $28.44      $26.78      $18.57      $17.48
Number of units outstanding as of 12/31/95...   2,674,820      5,051,929     1,570,132   2,773,811     443,723     637,190
                                                                  JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........      $32.81         $30.90        $28.44      $26.78      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......      $40.34         $37.80        $28.66      $26.85      $19.26      $18.05
Number of units outstanding as of 12/31/96...   2,485,512      4,660,979     1,292,105   2,419,661     350,349     512,967
                                                                  JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........      $40.34         $37.80        $28.66      $26.85      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......      $50.50         $47.08        $31.03      $28.93      $20.02      $18.66
Number of units outstanding as of 12/31/97...   2,249,437      4,165,714     1,089,905   2,006,615     265,537     405,438

                                                                  JANUARY 1, 1998 TO DECEMBER 31, 1998
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/98.........      $50.50         $47.08        $31.03      $28.93      $20.02      $18.66
Accumulation Unit value as of 12/31/98.......      $63.13         $58.57        $33.44      $31.02      $20.80      $19.29
Number of units outstanding as of 12/31/98...   1,933,808      3,643,423       931,798   1,700,099     211,707     345,170
                                                                  JANUARY 1, 1999 TO DECEMBER 31, 1999
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/99.........      $63.13         $58.57        $33.44      $31.02      $20.80      $19.29
Accumulation Unit value as of 12/31/99.......      $81.03         $74.80        $32.52      $30.02      $21.53      $19.88
Number of units outstanding as of 12/31/99...   1,554,678      3,171,283       836,092   1,454,071     161,853     299,215
                                                                  JANUARY 1, 2000 TO DECEMBER 31, 2000
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/00.........      $81.03         $74.80        $32.52      $30.02      $21.53      $19.88
Accumulation Unit value as of 12/31/00.......      $77.35         $71.05        $35.27      $32.39      $22.56      $20.72
Number of units outstanding as of 12/31/00...   1,294,019      2,781,175       531,177   1,171,922     126,196     236,010
                                                                  JANUARY 1, 2001 TO DECEMBER 31, 2001
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/01.........      $77.35         $71.05        $35.27      $32.39      $22.56      $20.72
Accumulation Unit value as of 12/31/01.......      $63.34         $57.88        $38.06      $34.78      $23.13      $21.14
Number of units outstanding as of 12/31/01...       1,070          2,502           478       1,082         119         209
                                                                  JANUARY 1, 2002 TO DECEMBER 31, 2002
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/02.........      $63.34         $57.88        $38.06      $34.78      $23.13      $21.14
Accumulation Unit value as of 12/31/02.......      $47.38         $43.08        $41.15      $37.42      $23.15      $21.06
Number of units outstanding as of 12/31/02...         886          2,252           420       1,006          99         196
                                                                  JANUARY 1, 2003 TO DECEMBER 31, 2003
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/03.........      $47.38         $43.08        $41.15      $37.42      $23.15      $21.06
Accumulation Unit value as of 12/31/03.......      $59.13         $53.50        $42.48      $38.43      $23.02      $20.83
Number of units outstanding as of 12/31/03...         782          2,090           372         940          84         177



     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from financial statements audited by PricewaterhouseCoopers LLP, independent accountants. Values and Units shown are for full year periods, except where indicated.

NYLIAC MFA SEPARATE ACCOUNT II


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1 except where indicated.


                                                                  JANUARY 1, 1993 TO DECEMBER 31, 1993
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                 SINGLE        FLEXIBLE       SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM        PREMIUM        PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                POLICIES       POLICIES      POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/93.........      $22.90         $21.90        $23.28      $22.20      $17.07      $16.32
Accumulation Unit value as of 12/31/93.......      $25.73         $24.48        $25.60      $24.30      $17.36      $16.51
Number of units outstanding as of 12/31/93...   3,212,290        451,814     3,085,495     329,502     696,844      89,155
                                                                  JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                 SINGLE        FLEXIBLE       SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM        PREMIUM        PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                POLICIES       POLICIES      POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........      $25.73         $24.48        $25.60      $24.30      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......      $25.72         $24.34        $24.43      $23.07      $17.81      $16.85
Number of units outstanding as of 12/31/94...   3,185,075        443,527     2,533,048     302,955     603,513      76,118
                                                                  JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                 SINGLE        FLEXIBLE       SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM        PREMIUM        PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                POLICIES       POLICIES      POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........      $25.72         $24.34        $24.43      $23.07      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......      $32.81         $30.90        $28.54      $26.82      $18.57      $17.48
Number of units outstanding as of 12/31/95...   2,964,118        428,464     2,176,703     276,158     638,761      66,541
                                                                  JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                 SINGLE        FLEXIBLE       SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM        PREMIUM        PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                POLICIES       POLICIES      POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........      $32.81         $30.90        $28.54      $26.82      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......      $40.34         $37.80        $28.76      $26.89      $19.26      $18.05
Number of units outstanding as of 12/31/96...   2,844,305        395,139     1,809,261     237,839     392,968      52,058



                                                                  JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........      $40.34         $37.80        $28.76      $26.89      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......      $50.50         $47.08        $31.15      $28.98      $20.02      $18.66
Number of units outstanding as of 12/31/97...   2,637,755        367,664     1,514,468     202,918     340,280      40,605

                                                                  JANUARY 1, 1998 TO DECEMBER 31, 1998
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/98.........      $50.50         $47.08        $31.15      $28.98      $20.02      $18.66
Accumulation Unit value as of 12/31/98.......      $63.13         $58.57        $33.57      $31.07      $20.80      $19.29
Number of units outstanding as of 12/31/98...   2,355,547        327,219     1,321,028     177,293     305,721      44,207

                                                                  JANUARY 1, 1999 TO DECEMBER 31, 1999
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/99.........      $63.13         $58.57        $33.57      $31.07      $20.80      $19.29
Accumulation Unit value as of 12/31/99.......      $81.03         $74.80        $32.64      $30.06      $21.53      $19.88
Number of units outstanding as of 12/31/99...   1,830,706        296,444     1,455,897     159,628     264,020      41,813
                                                                  JANUARY 1, 2000 TO DECEMBER 31, 2000
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/00.........      $81.03         $74.80        $32.52      $30.02      $21.53      $19.88
Accumulation Unit value as of 12/31/00.......      $77.35         $71.05        $35.27      $32.39      $22.56      $20.72
Number of units outstanding as of 12/31/00...   1,628,390        272,995       883,537     129,961     215,775      26,289
                                                                  JANUARY 1, 2001 TO DECEMBER 31, 2001
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/01.........      $77.35         $71.05        $35.40      $32.44      $22.56      $20.72
Accumulation Unit value as of 12/31/01.......      $63.34         $57.88        $38.20      $34.84      $23.13      $21.14
Number of units outstanding as of 12/31/01...       1,324            256           803         115         179          23
                                                                  JANUARY 1, 2002 TO DECEMBER 31, 2002
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/02.........      $63.34         $57.88        $38.20      $34.84      $23.13      $21.14
Accumulation Unit value as of 12/31/02.......      $47.38         $43.08        $41.31      $37.48      $23.15      $21.06
Number of units outstanding as of 12/31/02...       1,100            239           728         106         135          28
                                                                  JANUARY 1, 2003 TO DECEMBER 31, 2003
                                               ---------------------------------------------------------------------------
                                                       MAINSTAY VP                MAINSTAY VP             MAINSTAY VP
                                               COMMON STOCK-INITIAL CLASS     BOND-INITIAL CLASS        CASH MANAGEMENT
                                                  INVESTMENT DIVISIONS       INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------------   ---------------------   ---------------------
                                                  SINGLE        FLEXIBLE      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                 PREMIUM        PREMIUM       PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                                 POLICIES       POLICIES     POLICIES    POLICIES    POLICIES    POLICIES
                                               ------------   ------------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/03.........      $47.38         $43.08        $41.31      $37.48      $23.15      $21.06
Accumulation Unit value as of 12/31/03.......      $59.13         $53.50        $42.64      $38.49      $23.02      $20.83
Number of units outstanding as of 12/31/03...         992            224           653          99         103          17

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           AND THE SEPARATE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this prospectus, NYLIAC offers other life insurance policies and annuities.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.


     THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of both the investment performance of the Fixed Account and any other separate account of NYLIAC.


     Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are the MainStay VP Common Stock-Initial Class Portfolio, the MainStay VP Bond-Initial Class Portfolio and the MainStay VP Cash Management Portfolio.


     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although we do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various contracts participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.


     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


     The Eligible Portfolios, along with their investment advisers, are listed in the following table:



            FUND                     INVESTMENT ADVISERS                  ELIGIBLE PORTFOLIOS
MainStay VP Series Fund, Inc.     New York Life Investment            MainStay VP Cash Management
                                       Management LLC
MainStay VP Series Fund, Inc.     New York Life Investment      MainStay VP Common Stock-Initial Class;
                                       Management LLC                MainStay VP Bond-Initial Class


     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if we believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in our sole discretion, due to marketing, tax, investment or other conditions. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if, in our sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy's value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Fund, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Fund.

     We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:


        (1) pension, profit sharing, or annuity plans qualified under Section 401 of the Internal Revenue Code (the Code):


        (2) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code;

        (3) individual retirement annuities (IRAs) meeting the requirements of
            Section 408(b) or 408(k) of the Code; or

        (4) deferred compensation plans with respect to service for state and local governments (and certain other entities) under Section 457 of the Code.


     We refer to policies purchased by these individuals for use with these plans as "Qualified Policies." (See "Federal Tax Matters")


     PURCHASE PAYMENTS

     For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000.

     For flexible premium policies, you can make purchase payments of at least $40 each at any time by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policy owner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders) are not more than the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999.

     For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.


     If we do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, then we may, in our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If we terminate your policy, we will pay you the policy's value in one lump sum. (See "Cancellations")


     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     TOTAL DISABILITY BENEFIT RIDER

     If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, we will credit a benefit amount as a purchase payment for your policy when you provide proof to us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, we are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

          (i) $1,000 for single premium policies or $500 for flexible premium policies or

          (ii) the total value of the Accumulation Units in the Investment Division.

     The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, we will transfer the entire value unless we determine otherwise. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.


     Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account")



     Transfer requests must be in writing on a form we provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments".) Faxed requests are not acceptable and will not be honored at anytime.



     (a) Limits on Transfers



     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.



     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:



     - reject a transfer request from you or from any person acting on your behalf



     - restrict the method of making a transfer



     - impose redemption fees on short-term trading



     - limit the dollar amount of each transfer.



     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR or our Service Center representatives. We will provide you with written notice when we take this action.



     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.



     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.



     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:



     - increased administrative expenses,



     - portfolio management decisions driven by the need to maintain higher than normal liquidity, or



     - dilution of the interests of long-term investors.


     ACCUMULATION PERIOD

     (a) Crediting of purchase payments


     You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day we receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest credited thereto.)


     (b) Valuation of Accumulation Units

     We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     POLICY OWNER INQUIRIES


     Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at anytime.


                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from purchase payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, we deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, we deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

     For single premium policies, we keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

              POLICY YEAR OF PURCHASE PAYMENT                 SURRENDER CHARGE
              -------------------------------                 ----------------
1...........................................................         7%
2...........................................................         6%
3...........................................................         5%
4...........................................................         4%
5...........................................................         3%
6...........................................................         2%
7...........................................................         1%
8 and later.................................................         0%

     Under a single premium policy, for purposes of calculating the surrender charge, we treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

                        POLICY YEAR                           SURRENDER CHARGE
                        -----------                           ----------------
1-4.........................................................         7%
  5.........................................................         6%
  6.........................................................         5%
  7.........................................................         4%
  8.........................................................         3%
  9.........................................................         2%
 10.........................................................         1%
 11 and later...............................................         0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:


          (a) under a single premium policy, on amounts you withdraw in any one Policy Year which do not exceed 10% of the policy's value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See "The Fixed Account");



          (b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See "Income Payments");


          (c) if NYLIAC cancels the policy;

          (d) when we pay proceeds upon the death of the policy owner or the Annuitant; and

          (e) if the aggregate surrender charges under a policy will exceed 8.5% of the total purchase payments.


In addition, we will not assess a surrender charge to withdrawals from the Fixed Account in situations described under "The Fixed Account".


     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the date Income Payments are scheduled to begin for flexible premium policies, we impose an administration fee to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to ..50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including:

(i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policy owners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

     (c) Policy Service Charge

     For flexible premium policies, we deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy's value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets of the Separate Accounts will indirectly reflect the Fund's total fees and expenses. The Fund's total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund's prospectus and/or Statement of Additional Information.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a purchase payment is received, (ii) when a surrender or cancellation occurs, or (iii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.


     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.


                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS


     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy's value, at any time before Income Payments begin and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the policy's value on the Business Day on which we receive the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy's value on the established periodic partial withdrawal request date) less any surrender charges, any applicable policy fee and any premium taxes required by law to be deducted. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law) in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments")


     Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total purchase payments made.


     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General")


     (a) Surrenders


     We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See "Income Payments".)


     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request.

     If a requested partial withdrawal is greater than the value in the Allocation Alternative from which you make the withdrawal, we will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell us how to allocate a partial withdrawal among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals


     You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See "Charges and Deductions")


     Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, we will send out a check for less than the scheduled amount and will cease future payments until we receive new instructions designating new Allocation Alternatives from which we can make the withdrawal.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy's value.

     CANCELLATIONS

     If we do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy's value to you in one lump sum.

     We will notify you in your annual report of our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, we will pay you the policy's value in one lump sum.

     RETIREMENT DATE

     The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or we pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that we receive written notice of the request at least one month before the last selected Retirement Date. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT DATE

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date) dies prior to the Retirement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

          (a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

          (b) the policy's value.

     This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options.

     If the policy owner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and we will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policy owner has elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, all or part of these proceeds will be:


          (i) applied under options 1A or 1B. (See "Income Payments") However, we will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policy owner's death in one lump sum to the Beneficiary; or


          (ii) used to purchase an immediate annuity for the Beneficiary who will be the policy owner and Annuitant. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death.

     We determine the value of the proceeds at the end of the Business Day during which death occurs.


     For policies issued after January 18, 1985, if (a) the policy owner and the Annuitant are not the same person and the policy owner's spouse is the Beneficiary, or (b) the policy owner and the Annuitant are the same individual and the policy owner's spouse is the Beneficiary and the Contingent Annuitant, we will pay the proceeds to the surviving spouse if the policy owner dies before the Retirement Date or the surviving spouse can continue the policy as the new policy owner. Generally, we will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and we will pay benefits under the policy upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General")


     If the Annuitant and Joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.


     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments")


     INCOME PAYMENTS

     (a) Election of Income Payment Options

     You may select Income Payments that are either variable, fixed or a combination of both. At any time before the Retirement Date, you may change the Income Payment option or request any other method of payment we agree to. If an Income Payment option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

     In the event that an Income Payment option is not selected, we will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the "Annuity Benefit" section of the policy.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total purchase payments if the Annuitant dies before the actuarially predicted date of death.


     For Income Payment options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges")


     (b) Fixed Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:


          1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.


          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.


          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.


          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.


     (c) Other Methods of Payment


     If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A payee receiving payments under Income Payment options 1A, 1B, 2A, 2B or 2A-V may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.


     If a payee dies on or after the Retirement Date, we will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters")



     (d) Proof of Survivorship


     We may require satisfactory proof of survival, from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

DELAY OF PAYMENTS



     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.



     Situations where payment may be delayed:



     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:



          (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists;



          (b) The SEC, by order, permits us to delay payment in order to protect our policyowners; or



          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.



     2. We may delay payment of any amount due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.



     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.


     DESIGNATION OF BENEFICIARY

     Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

     However, if the policy owner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policy owner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

     (1) termination of employment in the Texas public institutions of higher education,

     (2) retirement, or

     (3) death.

     Accordingly, we will require a participant in the ORP (or the participant's estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     An employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, separate from service, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.

     Under the terms of your plan you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges


     We may apply surrender charges to withdrawals from the Fixed Account. (See "Surrender Charges") In addition to the "Exceptions to Surrender Charges", subject to any applicable state insurance law or regulation, we will not impose a surrender charge on any amount withdrawn from the Fixed Account if (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, we make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, we reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)


     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, we may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

          1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.


          2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy's value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy's value under the first exception to the imposition of surrender charges described under "Exceptions to Surrender Charges". In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.


          3. For flexible premium policies, except as stated in (c)1 above, we do not permit transfers from the Fixed Account during the first ten Policy Years.

          4. For single premium policies, we permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, we permit transfers of at least the minimum amount after the first ten Policy

     Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $1,000 for single premium policies or $500 for flexible premium policies or (ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, we may include that amount in the transfer.


     For both single and flexible premium policies, we reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See "Transfers")


     You must make transfer requests in writing on a form NYLIAC provides.

     (d) General Matters

     We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.


                              FEDERAL TAX MATTERS



     INTRODUCTION



     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.



     TAXATION OF ANNUITIES IN GENERAL



     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.



     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.



     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The

"investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).



     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.



     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.



     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.



     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.



     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.



     QUALIFIED POLICIES



     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policy owners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the policy.



          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.



          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.



          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.



          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.



                          DISTRIBUTOR OF THE POLICIES



     NYLIFE Distributors LLC ("NYLIFE Distributors"), 169 Lackawana Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of purchase payments or such other special arrangements, which may provide for the payment of higher commissions to a broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.


                                 VOTING RIGHTS

     The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policy owners having a lesser role in governing the business of the Fund.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy's value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.


     The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Total Disability Benefit Rider............................    2
  Valuation of Accumulation/Units...........................    2
  Computation of Variable Income Payments...................    3
  Contingent Annuitant......................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
  MainStay VP Cash Management Investment Division...........    4
  MainStay VP Bond-Initial Class Investment Division
     Yields.................................................    4
  MainStay VP Bond-Initial Class and MainStay VP Common
     Stock-Initial Class Standard Total Return
     Calculations...........................................    5
  Other Performance Data....................................    6
MAINSTAY VP SERIES FUND, INC. ..............................    6
ANNUITY PAYMENTS............................................    7
GENERAL MATTERS.............................................    7
FEDERAL TAX MATTERS.........................................    7
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    7
  Tax Status of the Policies................................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    9
LEGAL PROCEEDINGS...........................................    9
FINANCIAL STATEMENTS........................................    9
OTHER INFORMATION...........................................    9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1


--------------------------------------------------------------------------------


To obtain a Facilitator SAI dated May 1, 2004, please call or send in this request form to the Service Center that services your policy.


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                       State                       Zip

The Facilitator:
A retirement annuity
for dynamic financial times
YOUR  STATEMENT  OF
ADDITIONAL  INFORMATION

                                      LOGO

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE

                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                  MAY 1, 2004



     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2004. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Total Disability Benefit Rider.........................    2
     Valuation of Accumulation Units........................    2
     Computation of Variable Income Payments................    3
     Contingent Annuitant...................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
     MainStay VP Cash Management Investment Division........    4
     MainStay VP Bond-Initial Class Investment Division
      Yields................................................    4
     MainStay VP Bond-Initial Class and MainStay VP Common
      Stock-Initial Class Standard Total Return
      Calculations..........................................    5
     Other Performance Data.................................    6
MAINSTAY VP SERIES FUND, INC. ..............................    6
ANNUITY PAYMENTS............................................    7
GENERAL MATTERS.............................................    7
FEDERAL TAX MATTERS.........................................    7
     Taxation of New York Life Insurance and Annuity
      Corporation...........................................    7
     Tax Status of the Policies.............................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    9
LEGAL PROCEEDINGS...........................................    9
FINANCIAL STATEMENTS........................................    9
OTHER INFORMATION...........................................    9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1


* Facilitator(R) is NYLIAC's registered service mark for the policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the policies, to supplement the description in the prospectus.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows:

     (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders) paid or credited within the 60 months before the disability began;

     (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

     (c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.


     However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans").


     For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policy owner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day ("Valuation Period") is determined by the following formula:

                                   (a/b) - c

Where:(a) = the result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

               (2) the per share amount of any dividend or capital gain
                   distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (3) a charge or credit, if any, for taxes;

             (b) = the net result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (2) a charge or credit, if any, for taxes; and

            (c) = a factor representing the charges deducted from the applicable
                Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     COMPUTATION OF VARIABLE INCOME PAYMENTS

     Monthly Income Payments on a variable basis are computed as follows. The policy's value (or portion of the policy's value used to provide Variable Income Payments) is applied under the table contained in the policy corresponding to the payment method elected by the policy owner. This will produce a dollar amount which is the first monthly payment.


     In order to determine subsequent monthly payments, the policy is credited with Annuity Units in the Investment Divisions of the Separate Accounts corresponding to the MainStay VP Common Stock-Initial Class Portfolio. The policy value you tell us to apply to provide Variable Income Payments will be used to purchase Annuity Units in the MainStay VP Common Stock-Initial Class Investment Division. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that MainStay VP Common Stock-Initial Class Investment Division. The number of Annuity Units credited is determined by dividing the first monthly payment by the value of one Annuity Unit on the date Income Payments begin. Thereafter, each monthly payment is calculated by multiplying the number of Annuity Units so credited by the value of an Annuity Unit on the last Business Day that is at least 10 calendar days prior to the date of that monthly payment.



     For Variable Income Payment options, the value of Annuity Units in the MainStay VP Common Stock-Initial Class Investment Division is determined each Business Day by multiplying the value of the Annuity Unit for the immediately preceding Business Day by the product of:



          (i) the Net Investment Factor for the MainStay VP Common Stock-Initial Class Investment Division adjusted to reflect a factor of 1.25% for the mortality and expense risk charges deducted from the Separate Account on a daily basis, and



          (ii) a discount factor of .99989255 (.99990575 if the policy is issued for delivery in Florida or Texas) to recognize the assumed investment result. Under these policies, the assumed investment result is 4% (3 1/2% if the policy is issued for delivery in Florida or Texas). If the Net Investment Factor of the MainStay VP Common Stock-Initial Class Investment Division exceeds the assumed investment result on an annual basis, monthly payments will be increased. If the Net Investment Factor is less, monthly payments will decrease.


     CONTINGENT ANNUITANT

     The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before Income Payments begin if the policy owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the date Income Payments begin, while the policy owner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policy owner if earlier. All policy owner rights and the benefits provided under the policy will continue during the lifetime of the

Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider"). After the policy is issued, the Contingent Annuitant may be deleted but not changed.



     The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters").


                      INVESTMENT PERFORMANCE CALCULATIONS


     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION



     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.



     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.



     The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.



     For the seven-day period ending December 31, 2003, the annualized yields for the single premium policies for the MainStay VP Cash Management Investment Division were -0.57% for NYLIAC MFA Separate Account I and -0.57% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.00% for NYLIAC MFA Separate Account I and -1.00% for NYLIAC MFA Separate Account II.



     For the seven-day period ending December 31, 2003, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was -0.57% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.00% for NYLIAC MFA Separate Account I and -1.00% for NYLIAC MFA Separate Account II.



     MAINSTAY VP BOND-INITIAL CLASS INVESTMENT DIVISION YIELDS



     NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:



                           YIELD = 2((a-b/cd+1)(6)-1)

Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Bond-Initial Class Investment Division.


         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.


     Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.



     For the 30-day period ended December 31, 2003, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 2.19% and 1.66% respectively, for single premium policies and flexible premium policies.



     MAINSTAY VP BOND-INITIAL CLASS AND MAINSTAY VP COMMON STOCK-INITIAL CLASS STANDARD TOTAL RETURN CALCULATIONS



     NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                P(1+T)(n) = ERV

Where: P  =    a hypothetical initial payment of $1,000

       T  =    average annual total return

       n  =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment
               made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or
               fractional portion thereof).

All recurring fees that are charged to all policy owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five and ten year periods ending December 31, 2003, and the period from January 23, 1984 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.00%, 4.26%, 5.23% and 7.39%, respectively, for NYLIAC MFA Separate Account I, and -4.00%, 4.26%, 5.23% and 7.42%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.48%, 3.09%, 4.60% and 6.85%, respectively, for NYLIAC MFA Separate Account I, and -4.48%, 3.09%, 4.60% and 6.87%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2003, and the period from January 23, 1984 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 16.07%, -1.90%, 8.68% and 9.43%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 15.49%, -3.00%, 8.03% and 8.89%, respectively, for NYLIAC MFA Separate Account I.

     For the one, five and ten year periods ending December 31, 2003, and the period from January 18, 1985 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 16.07%, -1.90%, 8.68% and 9.40%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 15.49%, -3.00%, 8.03% and 8.86%, respectively, for NYLIAC MFA Separate Account II.


     OTHER PERFORMANCE DATA

     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.


     Using the non-standard format, for the one, five and ten year periods ending December 31, 2003, and the period from January 23, 1984 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were 3.23%, 4.90%, 5.23% and 7.39%, respectively, for NYLIAC MFA Separate Account I, and 3.23%, 4.90%, 5.23% and 9.42%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were 2.71%, 4.38%, 4.71% and 6.85%, respectively, for NYLIAC MFA Separate Account I, and 2.71%, 4.38%, 4.71% and 6.87%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five and ten year periods ending December 31, 2003, and the period from January 23, 1984 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.80%, -1.30%, 8.68% and 9.43%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.18%, -1.79%, 8.13% and 8.89%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five and ten year periods ending December 31, 2003, and the period from January 18, 1985 to December 31, 2003, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.80%, -1.30%, 8.68% and 9.40%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.18%, -1.79%, 8.13% and 8.86%, respectively, for NYLIAC MFA Separate Account II.


     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

                                 CTR = ERV/P-1

     Where:  CTR  =    the cumulative total return net of an Investment Division
                       recurring charges for the period



                  = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)
             ERV



                  =    a hypothetical initial payment of $1,000.
               P

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                         MAINSTAY VP SERIES FUND, INC.

     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.


     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the purchase payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 24 of the prospectus.)



     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, a Non-Qualified Policy or any interest in it, may be assigned by the policy owner before Income Payments begin and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 28 of the Prospectus.)


     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the policy as an annuity.

     INCONTESTABILITY. The policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and are taken into account in determining a policy's value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Accounts, through the Fund, intend to comply with the diversification requirements prescribed under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a Separate Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, we reserve the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Accounts or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after Income Payments begin and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before Income Payments begin, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The owner's Beneficiary is the person to whom ownership of the policy passes by reason of death and must be a natural person. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-qualified Policies issued after January 18, 1985 contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued. Thus, no assurance can be given that the provisions contained in such policies issued after January 18, 1985 satisfy all such Code requirements. The provisions contained in Non-Qualified Policies issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES


     NYLIFE Distributors LLC ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For the year ended December 31, 2001, 2002 and 2003, NYLIAC paid commissions of $192,644, $258,014 and $246,014, respectively, none of which was retained by NYLIFE Distributors.


     The sale of new policies has been discontinued. Premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Accounts. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first policy year, reports containing such information as may be required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.



     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.



                              FINANCIAL STATEMENTS



     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP Series
    Fund, Inc., at net asset value......  $ 46,367,309   $112,329,057   $ 15,872,743   $ 36,291,588   $  1,945,322   $  3,696,993

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................      (153,563)      (369,458)       (50,335)      (114,865)        (6,115)       (11,828)
    Administrative charges..............            --       (147,783)            --        (45,946)            --         (4,731)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 46,213,746   $111,811,816   $ 15,822,408   $ 36,130,777   $  1,939,207   $  3,680,434
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 46,213,746   $111,811,816   $ 15,822,408   $ 36,130,777   $  1,939,207   $  3,680,434
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      59.13   $      53.50   $      42.48   $      38.43   $      23.02   $      20.83
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 57,569,709   $128,476,828   $ 15,492,666   $ 35,123,391   $  1,945,347   $  3,697,017
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    433,789   $  1,051,659   $    650,536   $  1,488,431   $     14,524   $     26,549
  Mortality and expense risk charges....      (527,033)    (1,251,108)      (206,473)      (464,589)       (26,807)       (49,217)
  Administrative charges................            --       (500,443)            --       (185,835)            --        (19,687)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......       (93,244)      (699,892)       444,063        838,007        (12,283)       (42,355)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     6,009,246      9,824,581      2,451,949      3,555,843        525,502        832,386
  Cost of investments sold..............    (7,277,556)    (9,795,036)    (2,444,646)    (3,294,025)      (525,484)      (832,360)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,268,310)        29,545          7,303        261,818             18             26
  Realized gain distribution received...            --             --        388,717        889,389             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    10,824,547     22,834,629       (310,825)      (990,888)          (120)          (215)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     9,556,237     22,864,174         85,195        160,319           (102)          (189)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  9,462,993   $ 22,164,282   $    529,258   $    998,326   $    (12,385)  $    (42,544)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                           -----------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                           -----------------------------      ------------------------------
                                                              2003              2002              2003              2002
                                                           -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).........................  $   (93,244)     $   (214,067)     $   (699,892)     $ (1,026,865)
    Net realized gain (loss) on investments..............   (1,268,310)         (909,056)           29,545         1,775,064
    Realized gain distribution received..................           --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments........................................   10,824,547       (14,730,777)       22,834,629       (36,346,969)
                                                           -----------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations..................................    9,462,993       (15,853,900)       22,164,282       (35,598,770)
                                                           -----------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals..........................................      156,646           340,525         1,435,983         1,686,411
    Policyowners' surrenders.............................   (4,165,823)       (7,951,061)       (7,117,647)      (10,832,339)
    Policyowners' annuity and death benefits, net of
      reversals..........................................     (245,183)         (445,616)         (278,866)         (491,572)
    Net transfers from (to) Fixed Account................     (756,664)       (1,243,898)       (1,179,601)       (2,012,263)
    Transfers between Investment Divisions...............     (195,506)         (697,380)         (175,604)         (661,990)
                                                           -----------      ------------      ------------      ------------
      Net contributions and (withdrawals)................   (5,206,530)       (9,997,430)       (7,315,735)      (12,311,753)
                                                           -----------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account............................      (22,659)           49,697           (75,688)          152,122
                                                           -----------      ------------      ------------      ------------
        Increase (decrease) in net assets................    4,233,804       (25,801,633)       14,772,859       (47,758,401)
NET ASSETS:
    Beginning of year....................................   41,979,942        67,781,575        97,038,957       144,797,358
                                                           -----------      ------------      ------------      ------------
    End of year..........................................  $46,213,746      $ 41,979,942      $111,811,816      $ 97,038,957
                                                           ===========      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       BOND INVESTMENT                                         MONEY MARKET
                          DIVISIONS                                        INVESTMENT DIVISIONS
    ------------------------------------------------------   -------------------------------------------------
          Single Premium             Flexible Premium            SINGLE PREMIUM           FLEXIBLE PREMIUM
             Policies                    Policies                   POLICIES                  POLICIES
    --------------------------   -------------------------   -----------------------   -----------------------
       2003           2002          2003          2002          2003         2002         2003         2002
    ----------------------------------------------------------------------------------------------------------
    $   444,063   $    522,609   $   838,007   $   961,526   $  (12,283)  $    2,571   $  (42,355)  $  (16,884)
          7,303        109,881       261,818       (15,017)          18           53           26           59
        388,717         15,247       889,389        33,120           --           14           --           25
       (310,825)       719,167      (990,888)    1,758,875         (120)          90         (215)         173
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
        529,258      1,366,904       998,326     2,738,504      (12,385)       2,728      (42,544)     (16,627)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
         95,155        144,800       593,122       543,374       24,628       15,722      199,265      260,390
     (1,880,676)    (2,383,579)   (2,629,185)   (3,294,017)    (145,091)    (711,287)    (558,580)    (582,047)
       (120,810)      (111,610)      (64,963)     (193,999)      (6,582)     (14,026)      (4,095)     (47,493)
       (204,454)      (227,796)     (452,551)     (155,507)    (276,397)    (160,961)    (164,297)    (183,397)
        128,767        295,309        53,073       380,974       66,764      401,000      123,894      277,689
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,982,018)    (2,282,876)   (2,500,504)   (2,719,175)    (336,678)    (469,552)    (403,813)    (274,858)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
         (1,477)        (3,308)       (4,618)       (9,787)         (36)         (87)         (91)        (201)
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,454,237)      (919,280)   (1,506,796)        9,542     (349,099)    (466,911)    (446,448)    (291,686)
     17,276,645     18,195,925    37,637,573    37,628,031    2,288,306    2,755,217    4,126,882    4,418,568
    -----------   ------------   -----------   -----------   ----------   ----------   ----------   ----------
    $15,822,408   $ 17,276,645   $36,130,777   $37,637,573   $1,939,207   $2,288,306   $3,680,434   $4,126,882
    ===========   ============   ===========   ===========   ==========   ==========   ==========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 58,822,459   $ 12,046,907   $ 27,951,201   $  3,833,786   $  2,385,272   $    364,639

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................      (194,010)       (39,647)       (89,178)       (12,063)        (7,695)        (1,186)
    Administrative charges..............            --        (15,859)            --         (4,825)            --           (475)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 58,628,449   $ 11,991,401   $ 27,862,023   $  3,816,898   $  2,377,577   $    362,978
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 58,628,449   $ 11,991,401   $ 27,862,023   $  3,816,898   $  2,377,577   $    362,978
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      59.13   $      53.50   $      42.64   $      38.49   $      23.02   $      20.83
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 73,213,133   $ 14,173,196   $ 27,278,321   $  3,764,606   $  2,385,298   $    364,657
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    550,468   $    112,752   $  1,145,967   $    157,182   $     18,515   $      3,135
  Mortality and expense risk charges....      (663,729)      (134,763)      (367,903)       (48,713)       (34,091)        (5,675)
  Administrative charges................            --        (53,905)            --        (19,485)            --         (2,270)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (113,261)       (75,916)       778,064         88,984        (15,576)        (4,810)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     7,147,872      1,198,314      4,380,352        382,157        873,023        294,641
  Cost of investments sold..............    (8,713,476)    (1,298,780)    (4,163,298)      (333,582)      (872,991)      (294,630)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    (1,565,604)      (100,466)       217,054         48,575             32             11
  Realized gain distribution received...            --             --        684,755         93,922             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    13,638,791      2,572,323       (747,422)      (125,568)          (160)           (31)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    12,073,187      2,471,857        154,387         16,929           (128)           (20)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $ 11,959,926   $  2,395,941   $    932,451   $    105,913   $    (15,704)  $     (4,830)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                             ---------------------------------------------------------------
                                                                    SINGLE PREMIUM                    FLEXIBLE PREMIUM
                                                                       POLICIES                           POLICIES
                                                             -----------------------------      ----------------------------
                                                                2003              2002             2003             2002
                                                             ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........................  $  (113,261)     $   (277,377)     $   (75,916)     $  (104,810)
    Net realized gain (loss) on investments................   (1,565,604)       (1,719,196)        (100,466)         117,338
    Realized gain distribution received....................           --                --               --               --
    Change in unrealized appreciation (depreciation) on
      investments..........................................   13,638,791       (17,931,213)       2,572,323       (3,717,092)
                                                             -----------      ------------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations.........................................   11,959,926       (19,927,786)       2,395,941       (3,704,564)
                                                             -----------      ------------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals............................................      211,604          (124,985)         115,700          131,087
    Policyowners' surrenders...............................   (4,541,523)       (7,279,601)        (872,344)        (553,523)
    Policyowners' annuity and death benefits, net of
      reversals............................................     (570,018)       (1,717,610)         (31,154)        (135,179)
    Net transfers from (to) Fixed Account..................     (482,661)       (1,364,770)         (65,982)         (84,955)
    Transfers between Investment Divisions.................      (18,896)       (1,431,626)         146,560         (200,038)
                                                             -----------      ------------      -----------      -----------
      Net contributions and (withdrawals)..................   (5,401,494)      (11,918,592)        (707,220)        (842,608)
                                                             -----------      ------------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account.................................      (28,573)           62,659           (8,187)          15,753
                                                             -----------      ------------      -----------      -----------
        Increase (decrease) in net assets..................    6,529,859       (31,783,719)       1,680,534       (4,531,419)
NET ASSETS:
  Beginning of year........................................   52,098,590        83,882,309       10,310,867       14,842,286
                                                             -----------      ------------      -----------      -----------
  End of year..............................................  $58,628,449      $ 52,098,590      $11,991,401      $10,310,867
                                                             ===========      ============      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      BOND INVESTMENT                                       MONEY MARKET
                         DIVISIONS                                      INVESTMENT DIVISIONS
    ----------------------------------------------------   ----------------------------------------------
          Single Premium            Flexible Premium           SINGLE PREMIUM          FLEXIBLE PREMIUM
             Policies                   Policies                  POLICIES                 POLICIES
    --------------------------   -----------------------   -----------------------   --------------------
       2003           2002          2003         2002         2003         2002        2003        2002
    -----------------------------------------------------------------------------------------------------
    $   778,064   $    909,350   $   88,984   $  100,567   $  (15,576)  $    4,285   $  (4,810)  $ (2,454)
        217,054        127,694       48,575       39,815           32           97          11         16
        684,755         26,374       93,922        3,485           --           23          --          4
       (747,422)     1,285,488     (125,568)     145,844         (160)         119         (31)        12
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
        932,451      2,348,906      105,913      289,711      (15,704)       4,524      (4,830)    (2,422)
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
         79,147         24,595       48,181       57,490       10,001           --       6,365      9,819
     (1,883,547)    (3,244,711)    (225,676)    (368,027)    (327,733)    (870,963)    (50,206)   (68,340)
       (270,120)      (600,228)     (41,750)     (39,830)     (64,771)      (7,001)         --     (4,971)
     (1,240,555)      (263,525)      (3,189)     (18,485)    (188,676)    (455,768)    (61,490)        --
        173,875      1,137,123      (26,946)      27,857     (154,321)     299,379    (120,114)   171,347
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
     (3,141,200)    (2,946,746)    (249,380)    (340,995)    (725,500)  (1,034,353)   (225,445)   107,855
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
         (2,625)        (5,644)        (484)      (1,040)         (47)        (132)        (11)       (29)
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
     (2,211,374)      (603,484)    (143,951)     (52,324)    (741,251)  (1,029,961)   (230,286)   105,404
     30,073,397     30,676,881    3,960,849    4,013,173    3,118,828    4,148,789     593,264    487,860
    -----------   ------------   ----------   ----------   ----------   ----------   ---------   --------
    $27,862,023   $ 30,073,397   $3,816,898   $3,960,849   $2,377,577   $3,118,828   $ 362,978   $593,264
    ===========   ============   ==========   ==========   ==========   ==========   =========   ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Growth Equity Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2003, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,473         5,990         1,184         2,707         1,945          3,697
Identified cost............................  $57,570       $128,477      $15,493       $35,123       $ 1,945       $  3,697
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,137           642         2,085           286         2,385            365
Identified cost............................  $73,213       $14,173       $27,278       $ 3,765       $ 2,385       $    365

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2003 were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   697       $ 1,792       $ 1,296       $ 2,774       $   175       $    384
Proceeds from sales........................    6,009         9,825         2,452         3,556           526            832
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,619       $   414       $ 2,694       $   315       $   129       $     64
Proceeds from sales........................    7,148         1,198         4,380           382           873            295

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
The changes in units outstanding for the years ended December 31, 2003 and December 31, 2002 were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2003           2002           2003           2002
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................       4              5             32             34
Units redeemed..............................................    (108)          (189)          (194)          (284)
                                                                ----           ----           ----           ----
    Net increase (decrease).................................    (104)          (184)          (162)          (250)
                                                                ====           ====           ====           ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................       4             --              6              3
Units redeemed..............................................    (112)          (224)           (21)           (20)
                                                                ----           ----           ----           ----
    Net increase (decrease).................................    (108)          (224)           (15)           (17)
                                                                ====           ====           ====           ====

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2003       2002       2003       2002       2003       2002       2003       2002
    -------------------------------------------------------------------------------------
         5         12         17         25          4         19         16         26
       (53)       (70)       (83)      (101)       (19)       (39)       (35)       (39)
     -----      -----      -----      -----      -----      -----      -----      -----
       (48)       (58)       (66)       (76)       (15)       (20)       (19)       (13)
     =====      =====      =====      =====      =====      =====      =====      =====
         6         30          1          3         --         13         --          8
       (81)      (105)        (8)       (12)       (32)       (57)       (11)        (3)
     -----      -----      -----      -----      -----      -----      -----      -----
       (75)       (75)        (7)        (9)       (32)       (44)       (11)         5
     =====      =====      =====      =====      =====      =====      =====      =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000 and 1999:

                                                                          SINGLE PREMIUM POLICIES (A)
             COMMON STOCK INVESTMENT DIVISIONS                ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              ----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 46,214   $ 41,980   $ 67,782   $100,094   $125,974
Units Outstanding...........................................       782        886      1,070      1,294      1,555
Variable Accumulation Unit Value............................  $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return................................................     24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio.....................................      1.0%       0.8%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 58,628   $ 52,099   $ 83,882   $125,958   $148,341
Units Outstanding...........................................       992      1,100      1,324      1,628      1,831
Variable Accumulation Unit Value............................  $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return................................................     24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio.....................................      1.0%       0.8%       0.6%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                              ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              ----------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $111,812   $ 97,039   $144,797   $197,591   $237,203
Units Outstanding...........................................     2,090      2,252      2,502      2,781      3,171
Variable Accumulation Unit Value............................  $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return................................................     24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio.....................................      1.1%       0.9%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 11,991   $ 10,311   $ 14,842   $ 19,395   $ 22,173
Units Outstanding...........................................       224        239        256        273        296
Variable Accumulation Unit Value............................  $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return................................................     24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio.....................................      1.0%       0.9%       0.7%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

--------------------------------------------------------------------------------

                                                                        SINGLE PREMIUM POLICIES (A)
                 BOND INVESTMENT DIVISIONS                    -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $15,822   $17,277   $18,196   $18,734   $27,189
Units Outstanding...........................................      372       420       478       531       836
Variable Accumulation Unit Value............................  $ 42.48   $ 41.15   $ 38.06   $ 35.27   $ 32.52
Total Return................................................     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio.....................................     3.9%      4.2%      4.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $27,862   $30,073   $30,677   $31,279   $47,523
Units Outstanding...........................................      653       728       803       884     1,456
Variable Accumulation Unit Value............................  $ 42.64   $ 41.31   $ 38.20   $ 35.40   $ 32.64
Total Return................................................     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio.....................................     3.9%      4.3%      4.6%

                                                                       FLEXIBLE PREMIUM POLICIES (B)
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $36,131   $37,638   $37,628   $37,963   $43,647
Units Outstanding...........................................      940     1,006     1,082     1,172     1,454
Variable Accumulation Unit Value............................  $ 38.43   $ 37.42   $ 34.78   $ 32.39   $ 30.02
Total Return................................................     2.7%      7.6%      7.4%      7.9%     (3.2%)
Investment Income Ratio.....................................     4.0%      4.3%      4.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 3,817   $ 3,961   $ 4,013   $ 4,216   $ 4,799
Units Outstanding...........................................       99       106       115       130       160
Variable Accumulation Unit Value............................  $ 38.49   $ 37.48   $ 34.84   $ 32.44   $ 30.06
Total Return................................................     2.7%      7.6%      7.4%      7.9%     (3.3%)
Investment Income Ratio.....................................     4.0%      4.3%      4.6%

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                     SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                              ------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $1,939   $2,288   $2,755   $2,847   $3,485
Units Outstanding...........................................      84       99      119      126      162
Variable Accumulation Unit Value............................  $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $2,378   $3,119   $4,149   $4,867   $5,685
Units Outstanding...........................................     103      135      179      216      264
Variable Accumulation Unit Value............................  $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

                                                                    FLEXIBLE PREMIUM POLICIES (B)
                                                              ------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                              ------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $3,680   $4,127   $4,419   $4,890   $5,947
Units Outstanding...........................................     177      196      209      236      299
Variable Accumulation Unit Value............................  $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  363   $  593   $  488   $  545   $  831
Units Outstanding...........................................      17       28       23       26       42
Variable Accumulation Unit Value............................  $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.7%     1.3%     3.8%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements

         All required financial statements are included in Part B of this Registration Statement.

b.       Exhibits.

(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 2-86083), and incorporated herein by reference.

(2)      Not applicable.

(3)(a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(3)(b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(3)(c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)
         - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 2-86083), and incorporated herein by reference.

(3)(d) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(3)(e) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(3)(f)   Amendment dated September 27, 2002 to Stock Sale Agreement dated
         June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(4)(a) Specimen Qualified Flexible Premium Policy - Previously filed as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant's Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(4)(b)   Specimen Qualified Single Premium Policy - Previously filed as Exhibit
         (5)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant's Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(5) Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 2-86083), and incorporated herein by reference.

(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b)(1)By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b)(2)Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(7)      Not applicable.

(8) Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant's Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 2-86083), and incorporated herein by reference.

(9)      Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

(10)(a)  Consent of PricewaterhouseCoopers LLP - Filed herewith.

(10)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

         Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
         Richard M. Kernan, Jr., Director
         Robert D. Rock, Senior Vice President and Director
         Frederick J. Sievert, President and Director (Principal Executive Officer)
         Stephen N. Steinig, Senior Vice President, Chief Actuary and Director Seymour Sternberg, Director

(10)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(10)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as Exhibit 8(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(10)(e)  Power of Attorney for Certain Directors of NYLIAC - Previously filed as
         Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference for the following:

         George J. Trapp, Director
         Frank M. Boccio, Director
         Phillip J. Hildebrand, Director
         Michael G. Gallo, Director
         Solomon Goldfinger, Director
         Howard I. Atkins, Director

(10)(f) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/13/00 and incorporated herein by reference.

(10)(g) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.


(10)(h) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(10)(i) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(10)(j) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to registration statement on Form S-6 For NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(10)(k) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(10)(l) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.



(10)(m) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
         (10)(m) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.


(11)     Not applicable.

(12)     Not applicable.

(13) Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
         No. 33-53342), and incorporated herein by reference.

(14)     Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Sandra J. Kristoff                             Director
         Theodore A. Mathas                             Director and Executive Vice President
         John R. Meyer                                  Director and Senior Vice President
         Anne F. Pollack                                Director, Senior Vice President and Chief Investment Officer
         Robert D. Rock                                 Director and Senior Vice President
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         David A. Harland                               Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         Paul Morris                                    Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Eric Rubin                                     Senior Vice President
         Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                                        Derivative Securities
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Mark W. Talgo                                  Senior Vice President
         Howard Anderson                                Vice President
         Gary J. Miller                                 First Vice President
         Michael M. Oleske                              First Vice President
         John M. Swenson                                First Vice President
         David Bangs                                    Vice President
         Scott Berlin                                   Vice President and Actuary
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David Boyle                                    Vice President
         William J. Burns                               Vice President
         William Cheng                                  Vice President
         Camille Condon                                 Vice President and Controller
         Paul K. Cunningham                             Vice President
         Karen Dann                                     Vice President
         Kathleen A. Donnelly                           Vice President
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         John Iacovino                                  Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Micheal J. Oliviero                            Vice President - Tax
         Andrew N. Reiss                                Vice President and National Sales Manager
         Dorothea Rodd                                  Vice President
         Patricia S. Rossi                              Vice President
         Janis C. Rubin                                 Vice President
         Gary W. Scofield                               Vice President
         Georgene Sfraga Panza                          Vice President
         David Skinner                                  Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Richard M. Walsh                               Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

New York Life Investment Management Institutional Funds(1)             Delaware

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         New York Life (U.K.) Limited                                  United Kingdom


         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             Gresham Unit Trust Managers                               United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
             WLIC                                                      United Kingdom
             W(UK)HC Limited                                           United Kingdom
             W Financial Services                                      United Kingdom
             W Home Loans                                              United Kingdom
             W Trust Managers                                          United Kingdom
             WIM                                                       United Kingdom
             WFMI                                                      United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Securities Inc.                                                New York
     NYLIFE Structured Asset Management Company Ltd.                       Texas




     NYLINK Insurance Agency Incorporated                                  Delaware
     NYLINK Insurance Agency of Alabama, Incorporated                      Alabama
     NYLINK Insurance Agency of Hawaii, Incorporated                       Hawaii
     NYLINK Insurance Agency of Massachusetts, Incorporated                Massachusetts
     NYLINK Insurance Agency of Montana, Incorporated                      Montana
     NYLINK Insurance Agency of Nevada, Incorporated                       Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operada FMA, S.A. de C.V.                                Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                69.02%
          Limited (4)
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
New York Life Short Term Bond


         (4) Held through controlled Thai nominee holding company.

ITEM 27. NUMBER OF CONTRACT OWNERS


         As of January 31, 2004, there were approximately 6,085 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-II.



ITEM 28. INDEMNIFICATION

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS


         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:



         NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
         NYLIAC Variable Annuity Separate Account-I
         NYLIAC Variable Annuity Separate Account-II
         NYLIAC Variable Annuity Separate Account-III
         NYLIAC Variable Annuity Separate Account-IV
         NYLIAC Variable Universal Life Separate Account-I
         NYLIAC VLI Separate Account
         Eclipse Funds
         MainStay Funds
         MainStay VP Series Fund
         McMorgan Funds
         NYLIM Institutional Funds


     (b) Directors and Officers.


     The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Jefferson C. Boyce                              Manager
     Michael G. Gallo                                Manager and Senior Vice President
     Phillip J. Hildebrand                           Manager
     Robert D. Rock                                  Manager and Senior Vice President
     Stephen C. Roussin                              Manager, Chairman and President
     Robert E. Brady                                 Manager and Vice President
     Peter Moeller                                   Executive Vice President
     Patrick P. Boyle                                Senior Vice President
     Marc Brookman                                   Senior Vice President
     Derek Burke                                     Chief Compliance Officer
     Jay S. Calhoun                                  Senior Vice President and Treasurer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Barbara McInerney                               Senior Vice President
     Wendy Fishler                                   Senior Vice President
     Stanley Metheney                                Senior Vice President
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     Michael Quatela                                 Vice President
     Nathan Ronen                                    Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations and Chief Financial Officer
     Scott T. Harrington                             Corporate Vice President
     Arphiela Arizmendi                              Corporate Vice President
     Antoinette B. Cirillo                           Corporate Vice President
     Thomas J. Murray, Jr.                           Corporate Vice President
     Robert A. Anselmi                               Secretary

         (c) Commissions and Other Compensation

         Name of             New Underwriting         Compensation on
        Principal              Discounts and           Redemption or             Brokerage
       Underwriter              Commissions            Annuitization            Commission             Compensation
NYLIFE Distributors
Inc.                                -0-                     -0-                     -0-                     -0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 31. MANAGEMENT SERVICES - Not applicable.


ITEM 32. UNDERTAKINGS -

Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-II, hereby represents that the fees and charges deducted under the Facilitator
Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 5th day of April, 2004.


                                             NYLIAC MFA
                                             SEPARATE ACCOUNT-II
                                             (Registrant)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                  Vice President

                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                             (Depositor)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                  Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Frank M. Boccio*               Director

     Carmela Condon*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director


     Sandra J. Kristoff*            Director


     Theodore A. Mathas*            Director


     John R. Meyer*                 Director


     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Michael E. Sproule*            Director

     Frederick J. Sievert*          Director and President (Principal Executive
                                    Officer)

     Seymour Sternberg*             Director







*By /s/ David J. Krystel
    --------------------
     David J. Krystel
     Attorney-in-Fact
     April 5, 2004


*Pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

(9)                   Opinion and Consent of Thomas F. English, Esq.

(10)(a)               Consent of PricewaterhouseCoopers LLP.